UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EASYLINK SERVICES INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EASYLINK SERVICES INTERNATIONAL CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
(678) 533-8000

November 20, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of EasyLink Services International Corporation for the fiscal year ended July 31, 2009, which will be held on Thursday, January 7, 2010 at 10:00 a.m., Eastern Time, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092. At the annual meeting, we will transact and act upon such business as described in the Notice of Annual Meeting of Stockholders and the Proxy Statement following this letter and give a current report on our business.

We hope that you will be able to attend the annual meeting in person. However, whether or not you plan to attend, to ensure that your vote is counted, please mark, date and sign the enclosed proxy card and return it to us as soon as possible in the enclosed prepaid envelope or vote over the internet as instructed in these materials. If you have any questions or need assistance in voting your shares, please contact Glen E. Shipley at (678) 533-8000.  The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

Thomas J. Stallings
Chief Executive Officer

EASYLINK SERVICES INTERNATIONAL CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
(678) 533-8000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of EasyLink Services International Corporation (the “Company”), for the fiscal year ended July 31, 2009, will be held at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, at 10:00 a.m., Eastern Time, on Thursday, January 7, 2010 (the “Annual Meeting”), for the following purposes:

1.	to elect the directors to the Company’s Board of Directors;

2.	to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2010; and

3.	to transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on November 6, 2009 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s executive offices, located at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 during the ten-day period before the Annual Meeting.

By Order of the Board of Directors,

Glen E. Shipley
Chief Financial Officer and Secretary

Norcross, Georgia
November 20, 2009

EASYLINK SERVICES INTERNATIONAL CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
________________________________

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 7, 2010
_________________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of EasyLink Services International Corporation, a Delaware corporation (the “Company”), is soliciting your proxy for use at the Company’s annual meeting of stockholders for the fiscal year ended July 31, 2009 (the “Annual Meeting”), to be held at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, at 10:00 a.m., Eastern Time, on Thursday, January 7, 2010, and any postponement or adjournment thereof.

The term “proxy materials,” includes this Proxy Statement, the enclosed proxy card and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2009.

The Company intends to mail the proxy materials on or about November 20, 2009 to all of its stockholders entitled to vote. The Company has fixed the close of business on November 6, 2009 as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 7, 2010: This Proxy Statement and the Annual Report to security holders are available at http://ir.easylink.com/annual-proxy.cfm.

Stockholders Entitled to Vote

Only holders of record of the Company’s class A common stock and series C preferred stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.

On the Record Date, the Company had 26,271,742 shares of class A common stock and 5,000 shares of series C preferred stock outstanding, respectively. Each holder of class A common stock is entitled to one vote for each share held on the Record Date and each holder of series C preferred stock is entitled to 44.76 votes for each share held on the Record Date. Holders of series C preferred stock are entitled to vote together with the holders of the class A common stock as a single class.

Holders of the series C preferred stock, voting as a class separate from all other holders of stock, are entitled to elect one director at this Annual Meeting.  Any director elected by a majority of the holders of the series C preferred shall serve until the next annual shareholder meeting and until any successor director has been duly elected and qualified and shall have one vote, not as a separate class, together with all the directors of the Company on all matters that come before the board.

Voting Procedures

The purpose of this Annual Meeting is to consider and vote upon the proposals that are listed in the accompanying Notice of Annual Meeting of Stockholders and further described in this Proxy Statement. You can vote on each proposal by proxy (by filling out and returning the enclosed proxy card in the enclosed envelope or by the internet) or by attending the Annual Meeting in person.

Voting by Proxy. By signing and returning the enclosed proxy card or by voting over the internet in accordance with the instructions on the proxy card, you are authorizing the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner indicated on the proxy card. The Company encourages you to sign and return the enclosed proxy card or to vote over the internet even if you plan to attend the Annual Meeting in person to ensure that your shares are voted if you are unable to attend the Annual Meeting. If your shares are held in “street name,” meaning that they are held for you by a broker, bank or other nominee, you will receive a copy of the proxy materials as well as voting instructions from your broker, bank or other nominee explaining how you can vote your shares by mail. You should vote your shares in accordance with those instructions.

If you receive more than one proxy card and hold your shares in multiple accounts, please complete and return each proxy card or vote over the internet with respect to each proxy card in accordance with the instructions set forth therein to ensure that all of your shares are voted. The Company encourages you to consolidate multiple accounts by contacting your broker, bank or other nominee, if you hold your shares through a nominee account, or otherwise through the Company’s transfer agent, American Stock Transfer & Trust Company at (718) 921-8200. Please note that shares held in certain types of accounts cannot be consolidated with other accounts. For example, retirement and non-retirement accounts generally cannot be consolidated.

Voting by Mail.  To vote by proxy by mail, sign and return the enclosed proxy card in accordance with the instructions on the proxy card.  Your shares will be voted in accordance with the instructions indicated on the proxy card. If you sign and return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the nominees for election to the Company’s Board of Directors; and

•	FOR the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2010.

Voting by Internet. To vote by proxy through the internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the Company Number and Account Number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on January 6, 2010 to be counted.

Voting in Person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name on the Record Date, you are considered a stockholder of record as of the Record Date and you have the right to vote in person at the Annual Meeting. If your shares are held in “street name” and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote the shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	sign and return another proxy card bearing a later date;

•	submit a new proxy vote through the internet in the manner described above;

•	provide written notice of the revocation to Glen E. Shipley, the Company’s Secretary, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092; or

•	attend the Annual Meeting and vote in person.

Please note, however, that simply attending the Annual Meeting will not, by itself, revoke your proxy.

Quorum Requirement

The holders of a majority of the total votes represented by shares of the Company’s class A common stock and series C preferred stock outstanding on the Record Date, whether present at the Annual Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each stockholder who votes by proxy will be counted as present for the purposes of determining the presence of a quorum at the Annual Meeting, whether or not the stockholder abstains on all or any proposal to be acted on at the meeting. Abstentions and broker non-votes (as defined below) will both be counted toward the quorum requirement.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

•	Proposal 1 — Election of Directors. The election of each of the nominees listed in Proposal 1 requires the vote of a plurality of the votes cast at the Annual Meeting.

•
Proposal 2 — Ratification of the Appointment of Friedman LLP as the Company’s Independent Registered Public Accounting Firm. The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2010 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and voting on Proposal 2.

You may either vote “for” or “withhold” your vote for the election of any nominee as a director. You may vote “for,” “against” or “abstain” from voting on Proposal 2.

Abstentions and Broker Non-Votes

If you return vote by proxy indicating an abstention from voting on a proposal, the shares so represented by the proxy card will be counted as present toward the quorum requirement, but such shares will not be voted on the proposal. Because the directors are elected by a plurality of the votes cast, the nominees who receive the most votes for the available directorships will be elected as directors. Accordingly, an abstention will have no effect on the election of directors. Because Proposal 2 must be approved by a majority of the votes cast, if you abstain from voting on Proposal 2, your abstention will not be counted as having been voted on this proposal and will have no effect.

If your shares are held in “street name” and you do not give instructions to your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, including Proposal 2 (Ratification of the Appointment of Independent Registered Public Accounting Firm). Discretionary items are proposals considered routine under applicable rules on which your broker, bank or other nominee may vote shares held in street name in the absence of your voting instructions.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. To the extent your broker, bank or other nominee submits a broker non-vote with respect to your shares on a proposal, your shares will be counted toward the quorum requirement, but will not be deemed as having been voted on that proposal.

Proxy Solicitation Costs

The Company will bear the entire cost of soliciting proxies to be voted at the Annual Meeting, including the preparation, printing and mailing of proxy materials. To date, the Company has not made any expenditure for and in furtherance of the solicitation of proxies to be voted at the Annual Meeting. The Company estimates that the total costs of soliciting proxies to be voted at the Annual Meeting will amount to approximately $20,000. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation.

The Company will reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

Deadline for Receipt of Stockholder Proposals for the 2011 Annual Meeting

As a stockholder, you may be entitled to present proposals for action at the 2011 annual meeting of stockholders if you comply with the requirements of the Company’s by-laws (the “Bylaws”). You may contact the Company’s Secretary at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals. Proposals of the stockholders intended to be presented for consideration at the Company’s 2010 annual meeting of stockholders must be received by the Company at its principal executive offices no later than Friday, July 23, 2010, in order to be eligible for inclusion in the proxy materials relating to that meeting. If a stockholder fails to provide timely notice of a proposal to be presented at the 2011 annual meeting, the Company may exclude such stockholder proposal from its proxy materials.

For any proposal that is not submitted for inclusion in the next year’s proxy materials (as described in the preceding paragraph), but is instead sought to be presented directly at the 2011 annual meeting of stockholders, the Bylaws require stockholders to give advance notice of such proposal. The required notice must be given no more than 120 days and no less than 75 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to the Company’s 2011 annual meeting of stockholders, the Bylaws require notice to be received by the Company at its executive offices at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, as early as September 9, 2010 but no later than October 24, 2010.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Bylaws provide that a maximum of ten directors may serve on the Company’s Board of Directors with the exact number to be fixed by a resolution of the Directors. The Board of Directors of the Company currently has seven members. Each Director serves for a term of one year, or until his or her successor is elected and qualified. The Board of Directors has set the number of directors constituting the Board of Directors as of and following the annual meeting of stockholders for the fiscal year ended July 31, 2009, to be held on January 7, 2010, at 10:00 a.m., and the Board of Directors has nominated Richard J. Berman, Kim D. Cooke, Donald R. Harkleroad, Paul D. Lapides, Dwight B. Mamanteo, John S. Simon and Thomas J. Stallings as directors.

If you vote by proxy, your shares will be voted for all of the directors nominated unless you indicate through your proxy vote that you are withholding your vote for a nominee. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the Board of Directors to fill the vacancy. The Company has no reason to believe that any of the nominees for election will not be available to serve his prescribed term.

The names of the current directors and the nominees for election as directors and certain background information about such persons as of November 1, 2009 is set forth below. Information as to stock ownership of the current directors and the nominees for election as directors is set forth below under “Security Ownership of Certain Beneficial Owners and Management.”

Vote Required for Approval

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the nominees as directors. This means that the seven nominees who receive the largest number of votes will be elected to serve as directors.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

Director Nominees

Richard J. Berman, age 67, has served as a member of the Board of Directors since September 1998.  Mr. Berman joined the Company in September 1998 as Chairman and Chief Executive Officer and served as the Company’s Chief Executive Officer from 1998 until June 1999. Mr. Berman’s business career spans over thirty-five years of venture capital, management and merger and acquisitions experience. Mr. Berman is on the board of directors of five additional public companies: Broadcaster, Inc. (OTC: BCSR.OB), NexMed, Inc. (Nasdaq: NEXM), National Investment Managers, Inc. (OTC: NIVM.OB), Advaxis, Inc. (OTC: ADXS.OB) and NeoStem, Inc. (AMEX: NBS). Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leverage Buyout Departments.  Mr. Berman helped create the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide Technologies (Nasdaq: XIDE) and helped create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions. Mr. Berman is a past director of the Stern School of Business of NYU, where he received B.S. and M.B.A. degrees. Mr. Berman also has United States and foreign law degrees from Boston College and The Hague Academy of International Law, respectively.

Kim D. Cooke, age 54, has served as a member of the Board of Directors since December 2000 and was appointed the Company’s lead director in November 2003 and as Chairman of the Board in September 2005. Mr. Cooke founded Blue Water Capital, L.L.C., a private venture capital firm, in 1995 and today serves as its managing director.   Blue Water Capital raised and managed close to $100 million in capital for investment in the technology sector.  Trained as a transactional lawyer, Mr. Cooke has extensive business and legal experience working with credit, financial services and technology companies in the United States, AMEA and Latin America.  Mr. Cooke has served on numerous corporate boards in his capacity at Blue Water Capital. In addition to EasyLink, he currently serves on the boards of Aptara Corporation, FedBid, Inc., Imex Systems Inc., Keel Point, LLC and is an Advisor to Company.com. His not for profit activities include service on the Board of Family Life, The Northville Educational Foundation, and the Dean's Advisory Board of the Florida State University College of Visual Arts, Theatre and Dance.

Donald R. Harkleroad, age 65, has served as a member of the Board of Directors since June 2004 following the Company’s acquisition of Electronic Commerce Systems, Inc., of which Mr. Harkleroad was Chairman. Mr. Harkleroad is the founder and President of The Bristol Company, a diversified investment and management holding company formed in 1983, and is an officer and director of several of its subsidiaries and affiliated companies. Additionally, Mr. Harkleroad serves on the board of directors of Summit Bank Corporation and Lighting Science Group Corporation. Mr. Harkleroad is also a transactional lawyer and private investor with extensive management, investment and entrepreneurial experience.

Paul D. Lapides, age 55, has served as a member of the Board of Directors since October 2005. Mr. Lapides is Director of the Corporate Governance Center at the Michael J. Coles College of Business at Kennesaw State University, where he has been a professor of management and entrepreneurship since 1993. Mr. Lapides currently serves on the board of directors of Sun Communities Inc. (NYSE: SUI) and the board of directors of Network, Inc. Mr. Lapides is a member of the Advisory Board of the National Association of Corporate Directors and served on the NACD’s Blue Ribbon Commission on Audit Committees. A certified public accountant, Mr. Lapides is the author or co-author of more than 100 articles and seven books on management and director responsibilities. Mr. Lapides received a B.S. degree with honors in economics from The Wharton School of the University of Pennsylvania and an M.B.A. degree from New York University.

Dwight B. Mamanteo, age 40, has served as a member of the Board of Directors since April 2009. Mr. Mamanteo has served as an Investment Analyst and Portfolio Manager at Wynnefield Capital, Inc., a private investment management firm, since November 2004. Prior to joining Wynnefield Capital, Mr. Mamanteo worked in the field of technology for over 10 years in various positions for BEA Systems, VISA International, Ericsson, UNISYS, and as an independent consultant. Mr. Mamanteo currently serves as the Chairman of the compensation committee and as a member of the governance and audit committees of Aftersoft Group, Inc. (OTC:ASFG), a provider of business management software for the automotive parts aftermarket, where he has served on the board of directors since March 2007; and as the Chairman of PetWatch Animal Hospitals, Inc., a provider of primary care and specialized services to companion animals through a network of fully-owned veterinary hospitals, where he has served on the board of directors since December 2007. Mr. Mamanteo also served on the board of directors of Sherpa Services Corporation, a provider of services that enable tertiary academic and research institutions to enhance revenue generation, while fulfilling their statutory reporting obligations. Mr. Mamanteo received an M.B.A. degree from the Columbia University Graduate School of Business and received a Bachelor of Electrical Engineering degree from Concordia University, Montreal, Canada.

John S. Simon, age 53, has served as a member of the Board of Directors since October 2004. Mr. Simon has been the Chief Executive Officer of afterBOT, Inc. since 2002. afterBOT provides various services to retailers and their vendors using proprietary digital receipt technology. Mr. Simon has more than 27 years of experience in the retail industry, including 14 years with QRS Corporation, a provider of electronic commerce services to the retail industry, of which he was a founder in 1988, and 9 years with Carter Hawley Hale Stores. Mr. Simon was formerly a director of Electronic Commerce Systems, Inc., which was acquired by the Company in June 2004.

Thomas J. Stallings, age 62, joined the Company in December 2003 as Chief Operating Officer, in which position he served until April 2004, when he was appointed Chief Executive Officer. Mr. Stallings has also served on the Company’s Board of Directors since June 2004. Prior to joining the Company, Mr. Stallings spent seven years in the management of venture capital backed or privately held technology companies. Mr. Stallings was the president and chief operating officer of CoreHarbor, from October 2002 to June 2003, where his efforts led to the effective merger between CoreHarbor and USinternetworking Inc. From 1999 to 2002, Mr. Stallings served as president and chief executive officer of Cambar Software Inc. and was successful in completing the sale of the company to a private investment group in November 2002. From 1997 to 1999, Mr. Stallings served as president and chief executive officer of Analytika, Inc., where he effectively grew this early stage software development firm and completed the sale of the company in late 1999 to Dendrite International. From 1995 to 1996, Mr. Stallings was a vice president with Oracle, responsible for sales and marketing to Oracle’s top enterprise customers in the telecommunications industry. Prior to 1996, Mr. Stallings held management and executive positions at IBM with progressively greater levels of responsibility.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. None of the nominees for election as a director nor any continuing director has any family relationship with any other director or any executive officer of the Company.

Executive Officers

The Company’s executive officers are selected by and serve at the pleasure of the Board of Directors. The following individuals serve as the Company’s executive officers as of November 1, 2009:

Name	Position
Thomas J. Stallings (1)	Chief Executive Officer
Glen E. Shipley	Chief Financial Officer
Teresa A. Deuel	Executive Vice President of Product Development and Customer Support
Kevin R. Maloney	Executive Vice President of Global Sales and Marketing
Christopher A. Parker	Executive Vice President of Operations
___________
(1)  Information for Thomas J. Stallings is provided above under “Director Nominees.”

Glen E. Shipley, age 59, has served as the Company’s Chief Financial Officer since November 1, 2004. From March 2004 until November 2004, Mr. Shipley served as a financial consultant to several commercial enterprises. From May 2003 to March 2004, Mr. Shipley served as Chief Financial Officer of Melita International, Inc., which was acquired by Concerto Software, Inc. From February 2002 to May 2003, Mr. Shipley served as a consultant for various software and genomics companies on operational and financial issues. From October 2000 to January 2002, Mr. Shipley served as Chief Financial Officer and Administrative Officer for eshare communications, Inc., a leading provider of integrated customer interaction and intelligent call management solutions, which was later acquired by divine, Inc. Mr. Shipley is a certified public accountant and is a current member of the bar in Washington State. Mr. Shipley holds B.A. and M.B.A. degrees from The University of California at Los Angeles and a J.D. degree from Seattle University.

Teresa A. Deuel, age 48, has served as the Company’s Executive Vice President of Product Development and Customer Support since November 21, 2008.  She formerly served as the Company’s Vice President of Product Development and Customer beginning December 2007 Chief Marketing Officer with responsibility for corporate and product marketing, product management and product development from July 2006 until December 2007. Prior to that, Ms. Deuel was the Company’s Senior Vice President of Customer Communications, Service and Support from May 2005 until June 2006, overseeing marketing, the EC Service Center and technical and customer support. Ms. Deuel joined the Company in June 2004 as Vice President of Strategy and Marketing. From June 2000 until May 2004, Ms. Deuel was Vice President of Strategy and Marketing for Integrated Supply Chain Group, a privately held company focused on supply chain software and services. Prior to that, Ms. Deuel held roles of increasing responsibility in engineering, sales and marketing at IBM, ending her 16-year career as an Americas’ Brand Manager, responsible for the sales, marketing and operations of a $1.2 billion product portfolio in the personal computer division. Ms. Deuel holds a B.S. degree in electrical engineering from the University of Tennessee and an M.B.A. degree from Duke University.

Kevin R. Maloney, age 55, has served as the Company’s Executive Vice President of Global Sales and Marketing since November 2008. Mr. Maloney originally joined the Company in December 2007 as Senior Vice President of Worldwide Sales and Marketing.  Mr. Maloney brings over 30 years of high tech experience to the Company. He is responsible for driving worldwide revenue through worldwide sales, marketing and services of the Company’s management solutions. Prior to joining the Company, Mr. Maloney was the Executive Vice President for Worldwide Sales for Network General Corporation from June 2007 to November 2007.  Mr. Maloney was also the Vice President of Worldwide Sales for Check Point Software from July 2005 to June 2007.  Mr. Maloney spent 28 years at IBM in various sales and sales management positions in Asia, Europe and the United States and was Vice President in Sales/Americas for IBM when he left the company. He has extensive experience in hardware and software sales, distribution channel marketing, strategic planning and operations with responsibility for revenue generation, distribution channel efficiency and customer satisfaction. Mr. Maloney holds a B.A. degree in Political Science from Wheeling Jesuit University in Wheeling, West Virginia and an M.B.A. degree from Mercer University in Atlanta, Georgia.

Christopher A. Parker, age 39, has served as the Company’s Executive Vice President of Operations since November 2008.  Mr. Parker originally joined the Company in October 2005 as Director of Information Technology.  Mr. Parker has nearly 20 years of technology experience and leadership. Prior to joining the Company, Mr. Parker served as Director of Information Technology for DataScan Technologies LLC., from September 2002 to June 2005, a privately owned company focused on providing global, financial risk management solutions and services for banks and financial captives.  Prior to DataScan, Mr. Parker spent more than 10 years in leadership positions in the healthcare technology industry, including companies such as CareCentric Inc., AmericanCareGiver.com, Georgia Baptist Healthcare Systems, HBO & Company/McKesson Corp. and Mercy Healthcare.

Board of Directors and Committee Meetings

The Board of Directors presently consists of seven members.  The current members of the Board of Directors are Richard J. Berman, Kim D. Cooke, Donald R. Harkleroad, Paul D. Lapides, Dwight B. Mamanteo, John S. Simon and Thomas J. Stallings.  The Board has determined that the following directors, who constitute a majority of the Board, are independent in accordance with the Nasdaq and Securities and Exchange Commission (the “SEC”) rules governing director independence: Richard J. Berman, Kim D. Cooke, Donald R. Harkleroad, Paul D. Lapides, Dwight B. Mamanteo and John S. Simon.

The Board of Directors held 11 meetings during the fiscal year ended July 31, 2009. All of the Company’s directors attended at least 75% of the aggregate number of the meetings of the Board of Directors and any applicable committee held while they were members of the Board of Directors or the applicable committee. The Board of Directors has standing audit, compensation and governance committees.

Because the Company schedules its Board of Directors meeting in conjunction with the annual meeting of stockholders, members of the Board of Directors are invited to the annual meeting of stockholders, and all directors then in office attended the Company’s last annual meeting.

The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Governance Committee. The following table shows the membership of the standing committees of the Board of Directors as of November 1, 2009.

Name	Audit	Compensation	Governance
Richard J. Berman	X	X
Donald R. Harkleroad	X		X
Paul D. Lapides	X		X
Dwight B. Mamanteo		X	X
John S. Simon		X

Audit Committee

The Audit Committee consists of Messrs. Lapides (Chairman), Berman and Harkleroad, each of whom are non-employee directors, and its responsibilities include acting as the liaison between the Company and its independent public accountants and performing such other functions as are set forth in the Audit Committee Charter. Mr. Lapides has served as Chairman of the Audit Committee since October 2005. During the fiscal year ended July 31, 2009, the Audit Committee met 6 times. The report of the Audit Committee for the 2009 fiscal year can be found on page 17 of this Proxy Statement. All present members of the Audit Committee satisfy the independence and experience requirements applicable to members of the audit committee of a NASDAQ-traded company, as well as the audit committee independence standards established by the SEC. The Board of Directors has determined that Mr. Lapides is an “audit committee financial expert” and “independent” as defined by the applicable rules of the SEC.

The Board of Directors has adopted an Audit Committee Charter, a copy of which is available on the Company’s website at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Audit Committee Charter.”

Compensation Committee

The Compensation Committee consists of Messrs. Simon (Chairman), Berman and Mamanteo, each of whom are non-employee directors, and its responsibilities include the granting of equity awards under and the administration of the Company’s 2005 Stock Incentive Plan, as amended (the “2005 Plan”), reviewing and approving the compensation of the executive officers and such other employees of the Company as are designated by the Board of Directors and making recommendations to the Board of Directors with respect to standards for setting compensation levels. The Compensation Committee considers the recommendations of the Company’s Chief Executive Officer in determining the amount and form of executive and director compensation. The Compensation Committee can delegate any of its responsibilities to a committee consisting of one or more directors. The Compensation Committee has used MarksonHRC as compensation consultants in determining the amount and/or form of executive compensation. The consultant was engaged directly by the Compensation Committee in order to prepare a competitive evaluation of the compensation of all of the Company’s executive officers by benchmarking the reported compensation of similar positions in various public companies and through the use of survey compensation data. During the fiscal year ended July 31, 2009, the Compensation Committee met 4 times.

The Board of Directors has adopted a Compensation Committee Charter, a copy of which is available on the Company’s website at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Compensation Committee Charter.”

Governance Committee

The Governance Committee consists of Messrs. Harkleroad (Chairman), Lapides and Mamanteo each of whom have been determined by the Board of Directors to be independent within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules and the applicable rules of the SEC. Mr. Harkleroad serves as Chairman of the Governance Committee. The Governance Committee met 2 times in the fiscal year ended July 31, 2009. The Board of Directors has adopted a Governance Committee Charter, a copy of which is available on the Company’s website at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Governance Committee Charter.”

Function. The function of the Governance Committee is to assist the Board of Directors by: (1) developing and recommending to the Board of Directors for approval criteria for the selection of nominees for election or appointment to the Board of Directors, (2) recommending director nominees for election or appointment to the Board of Directors consistent with criteria approved by the Board of Directors, (3) recommending to the Board of Directors appropriate director nominees for board committees, (4) recommending compensation for non-employee directors for their service on the Board of Directors and committees of the Board of Directors, (5) developing and recommending to the Board of Directors corporate governance principles applicable to the Company, (6) developing and recommending to the Board of Directors procedures to permit more effective communication from stockholders to the Board of Directors, and (7) leading the Board of Directors and its committees in their annual performance review.

Director Qualification. In identifying qualified individuals to become members of the Board of Directors, the Governance Committee selects candidates whose attributes it believes would be most beneficial to the Company. The Governance Committee evaluates each individual’s experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board of Directors.

Identification and Evaluation of Director Candidates. The Governance Committee identifies, screens and recommends a qualified slate of nominees to the Board of Directors for election each fiscal year based on the qualifications set forth above and the need to fill vacancies or expand the size of the Board of Directors. The Governance Committee generally identifies director nominees through the personal, business and organizational contacts of existing directors and management. However, the Governance Committee may use a variety of sources to identify director nominees, including third-party search firms, counsel, advisors and stockholder recommendations. Candidates recommended by the Company’s stockholders are generally evaluated in the same manner as candidates from other sources.

Stockholder Nominations for Director. The Governance Committee has developed and recommended provisions that address the process by which a stockholder may recommend and nominate a candidate to stand for election to the Board of Directors at the Company’s annual meeting of stockholders. Generally, stockholders desiring to make such recommendations should submit a written notice of the recommendation to the Chief Executive Officer of the Company. In order for any nomination notice to be considered timely for next year’s annual meeting of stockholders, the written notice must be received by the Chief Executive Officer of the Company not less than 75 days nor more than 120 days in advance of the first anniversary of the previous year’s annual meeting of stockholders. Stockholders may contact the Corporate Secretary at the Company’s executive offices for a copy of the relevant provisions regarding the requirements for nominating director candidates.

In fiscal year 2009, the Governance Committee considered the Company’s current directors and other candidates to fill the slate of nominees for election to the Board of Directors. Based on an evaluation of the background, skills and areas of expertise represented by the various candidates, the Governance Committee determined that the current directors possess the appropriate mix of skills and experience and recommended that the members of the Board of Directors be re-nominated.

The holders of the Company’s series C preferred stock are entitled to select one director to serve on the Board of Directors.

Communication with Board of Directors

The Company encourages stockholder communication with the Board of Directors. Stockholders and other interested parties may communicate with the Board of Directors by sending their correspondence to:

EasyLink Services International Corporation, Non-Management Directors
c/o Chairman of the Board
EasyLink Services International Corporation
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092

Any communication should indicate that the author is a stockholder of the Company and clearly specify whether the communication is intended to be made to the entire Board of Directors or to one or more particular director(s).

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee during the fiscal year ended July 31, 2009 were independent directors, and no member was an employee or former employee of the Company. No Compensation Committee member had any relationship requiring disclosure under “Certain Relationships and Related Transactions,” on page 19 below. During the fiscal year ended July 31, 2009, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Kim D. Cooke	45,000	-	-	45,000
Richard J. Berman	45,000	-	-	45,000
Donald R. Harkleroad	45,000	-	-	45,000
Paul D. Lapides	45,000	-	-	45,000
Dwight B. Mamanteo	11,250	-	-	11,250
John S. Simon	45,000	-	-	45,000

The Company’s non-employee directors are entitled to receive annual compensation of $45,000 for serving on the Board of Directors. This compensation is payable in cash. The directors are also reimbursed for all reasonable expenses incurred by them in connection with serving as directors of the Company. In addition, each Director is eligible to receive an annual grant of restricted class A common shares of the Company having a value of $10,000.  Each Director serving as the chair of the Audit Committee, Compensation Committee or Corporate Governance Committee is entitled to an additional grant of restricted class A common shares having a value of $5,000.  The Chairman of the Board is entitled to an additional grant of restricted class A common shares having a value of $10,000.  In each case the value of the restricted stock is determined based upon the NASDAQ closing price on the date of grant. All such grants were waived by the directors in 2009.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Friedman LLP as Independent Registered Public Accounting Firm

The Audit Committee has appointed Friedman LLP to be the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2010. The stockholders are asked to ratify the appointment of Friedman LLP at this Annual Meeting.

Friedman LLP audited the Company’s annual financial statements for the fiscal years ended July 31, 2008 and July 31, 2009.  The Audit Committee appointed Friedman LLP to audit the Company’s annual financial statements for the fiscal year ended July 31, 2009 and that appointment was ratified by the Company’s stockholders at the Company’s Annual Meeting on January 8, 2009.

The Company expects that representatives of Friedman LLP will be present, either in person or by telephone, at the Annual Meeting, will have the opportunity to make statements if they desire to do so and will be available to answer any appropriate questions.

Audit Fees

The aggregate fees billed by Friedman LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ending July 31, 2008 and July 31, 2009 were $324,937 and approximately $307,500, respectively; for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the same fiscal years, was $101,728 and $75,000, respectively.

Audit-Related Fees

There were no fees billed by Friedman LLP for audit-related services, generally consisting of fees for consents and consultations on accounting matters, rendered to the Company for the fiscal years ending July 31, 2008 and July 31, 2009.

Tax Fees

There were no fees billed Friedman LLP for tax compliance, tax advice or tax planning services rendered to the Company for the fiscal years ending July 31, 2008 and July 31, 2009.

All Other Fees

There were no other fees billed by Friedman LLP for services rendered to the Company for the fiscal years ending July 31, 2008 and July 31, 2009.

Pre-Approval Policies

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent registered public accounting firm to the Company. The policy requires that all services provided by the independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Friedman LLP during fiscal year 2008 and 2009.

The Audit Committee determined that the provision by Friedman LLP of non-audit services was compatible with maintaining the independence status of that firm.

Vote Required For Ratification

The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint Friedman LLP as the Company’s independent registered public accounting firm for fiscal year 2010. The Board of Directors believes, however, that submitting the appointment of Friedman LLP to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment of Friedman LLP, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes present at the Annual Meeting in person or by proxy and voting on the proposal.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and percent of shares of the Company’s class A common stock that, as of November 1, 2009, are deemed under the rules of the SEC to be “beneficially owned” by:

•	each person or “group” (as that term is used in the Securities Exchange Act of 1934) that is known by the Company to beneficially own more than 5% of the Company’s class A common stock;

•	each of the Company’s current directors and the nominees for election as directors;

•	each of the Company’s executive officers named in the Summary Compensation Table on page 15; and

•	all the Company’s current directors, nominees for election as directors and executive officers as a group.

The percentage of beneficial ownership table is based upon 26,271,603 shares of class A common stock outstanding as of November 1, 2009. The address for those individuals for which an address is not otherwise provided is c/o EasyLink Services International Corporation, 6025 The Corners Parkway, Suite 100, Norcross, GA 30092. To the Company’s knowledge, except as indicated in the footnotes to the following table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of class A common stock listed as beneficially owned by them.

	Beneficial Ownership
Name and Address	Number	Percent
Principal Stockholders
JGD Management Corp. (1) James G. Dinan c/o York Capital Management 767 Fifth Avenue, 17th Floor New York, New York 10153	2,597,657	9.9%

Wynnefield Capital, Inc. (2) Nelson Obus Joshua Landes 450 Seventh Avenue, Suite 509 New York, New York 10123	2,553,726	9.7%

Blue Water Venture Fund II, L.L.C. (3) 1420 Beverly Road, Suite 300 McLean, Virginia 22101	1,359,653	5.2%

Executive Officers, Directors and Nominees
Kim D. Cooke (4)	1,486,810	5.7%
Thomas J. Stallings (5)	1,185,581	4.5%
Donald R. Harkleroad (6)	544,544	2.1%
Glen E. Shipley (7)	426,790	1.6%
Teresa A. Deuel (8)	301,990	1.1%
Richard J. Berman (9)	250,901	1.0%
Kevin R. Maloney (10)	219,827	*
Christopher A. Parker (11)	52,885	*
John S. Simon (12)	37,234	*
Paul D. Lapides (13)	36,206	*
Dwight B. Mamanteo (14)	2,555,616	9.7%

All current directors, nominees and executive officers as a group (11 persons)	7,098,384	27.0%

* Less than 1%

(1)
Based on an amendment to Schedule 13G filed with the SEC on May 29, 2009, jointly filed by JGD Management Corp., a Delaware corporation d//b/a York Capital Management and its investment advisor affiliates.  JGD Management Corp. may be deemed to have beneficial ownership over shares of class A common stock directly owned by its investment advisor affiliates and other managed accounts.  Consists of 2,597,657 shares of class A common stock owned by various investment advisory clients of JGD Management Corp., which are deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to its discretionary power to make investment decisions over such shares for its clients and its ability to vote such shares.  In all cases, persons other than JGD Management Corp. and its affiliates have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of the shares and no individual client holds more than five percent of the class.  Excludes certain shares that may be issuable in the future upon the exercise of 2,841,892 warrants.

(2)
Based on a Form 4 filed with the SEC on July 1, 2009, jointly filed by Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Partners Small Cap Value LP, Wynnefield Partners Small Cap Value LP1, Wynnefield Small Cap Value Offshore Fund Ltd, Channel Partnership II, LP, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc. and their respective managing members or principal executive officers and investment advisor affiliates.  Consists of 2,553,726 shares of class A common stock owned by various investment advisory clients of Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Partners Small Cap Value LP, Wynnefield Partners Small Cap Value LP1, Wynnefield Small Cap Value Offshore Fund Ltd, Channel Partnership II, LP, Wynnefield Capital Management LLC and Wynnefield Capital, Inc., each of which is deemed to be beneficial owners of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to their discretionary power to make investment decisions over such shares for their clients and their ability to vote such shares.  Messrs. Obus and Landes are co-managing members of Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Partners Small Cap Value LP, Wynnefield Partners Small Cap Value LP1, Wynnefield Small Cap Value Offshore Fund Ltd, Channel Partnership II, LP, Wynnefield Capital Management, LLC and principal executive officers of Wynnefield Capital, Inc.  In all cases, persons other than Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Partners Small Cap Value LP, Wynnefield Partners Small Cap Value LP1, Wynnefield Small Cap Value Offshore Fund Ltd, Channel Partnership II, LP, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc. and their affiliates have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of the shares and no individual client holds more than five percent of the class.  Dwight Mamanteo, a director of the Company, is an employee of Wynnefield Capital, Inc.

(3)	Kim D. Cooke, a director of the Company, is a managing director of Blue Water Capital II, L.L.C. and the managing member of the Blue Water Venture Fund II, L.L.C.

(4)
Includes 1,359,653 shares of class A common stock held by Blue Water Venture Fund II, LLC, as to which Mr. Cooke disclaims beneficial ownership, and 65,000 shares of class A common stock issuable upon the exercise of options.

(5)	Includes 1,060,581 shares of class A common stock issuable upon the exercise of options and 3,333 shares of restricted class A common stock which Mr. Stallings has the right to vote.

(6)
Includes 10,000 shares of class A common stock issuable upon the exercise of options.  Also includes 529,372 shares of class A common stock owned by The Bristol Company of which Mr. Harkleroad is the President and sole stockholder.

(7)	Includes 386,790 shares of class A common stock issuable upon the exercise of options and 1,667 shares of restricted class A common stock which Mr. Shipley has the right to vote.

(8)	Includes 268,657 shares of class A common stock issuable upon the exercise of options and 2,777 shares of restricted class A common stock which Ms. Deuel has the right to vote.

(9)
Includes 207,500 shares of class A common stock issuable upon the exercise of options.  Does not include 5,000 shares of class A common stock owned by Mr. Berman’s wife, in which shares Mr. Berman disclaims any beneficial interest.

(10)	Includes 199,827 shares of class A common stock issuable upon the exercise of options.

(11)	Includes 51,244 shares of class A common stock issuable upon the exercise of options and 140 shares of restricted class A common stock which Mr. Parker has the right to vote.

(12)
Includes 10,000 shares of class A common stock issuable upon the exercise of options. Also includes 22,062 shares of class A common stock, which Mr. Simon holds as custodian for his daughter and in which Mr. Simon disclaims any beneficial interest.

(13)	Includes 10,000 shares of class A common stock issuable upon the exercise of options.

(14)
Dwight B. Mamanteo, a director of the Company, is an employee of Wynnefield Capital, Inc. Includes 2,553,276 shares of class A common stock owned by various investment advisory clients of Wynnefield Capital, Inc. Profit Sharing Plan, Wynnefield Partners Small Cap Value LP, Wynnefield Partners Small Cap Value LP1, Wynnefield Small Cap Value Offshore Fund Ltd, Channel Partnership II, LP, Wynnefield Capital Management LLC and Wynnefield Capital, Inc., as to which Mr. Mamanteo disclaims beneficial ownership.  Also includes 1,890 shares of class A common stock, which Mr. Mamanteo holds as custodian for his son and in which Mr. Mamanteo disclaims any beneficial interest.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information about compensation received by the named executive officers during the fiscal year ended July 31, 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (2)	Total ($)

Thomas J. Stallings	2009	400,000	-	154,800	106,070	215,532	876,402
Chief Executive Officer	2008	366,871	300,000	141,900	98,156	357,465	1,264,392

Kevin R. Maloney	2009	250,000	-	-	142,177	122,957	515,134
Executive Vice President of	2008	166,667	-	-	81,430	133,238	381,335
Global Sales and Marketing

Glen E. Shipley	2009	225,000	-	77,400	50,579	147,362	500,341
Executive Vice President	2008	227,187	150,000	70,950	21,687	221,906	691,730
and Chief Financial Officer

(1)
Represents amounts paid as a bonus during fiscal year 2008 outside of the Company’s annual cash incentive plan.  The Board of Directors issued these special bonuses in its discretion in recognition of the extraordinary efforts and contributions of Mr. Stallings and Mr. Shipley in completing the Company’s acquisition of EasyLink Services Corporation on August 20, 2007.

(2)	Represents non-equity incentive plan compensation paid in fiscal year 2010 or 2009 based on performance during fiscal year 2009 or 2008, respectively.

(3)
The assumptions used in calculating the values of the Stock Awards and Option Awards may be found in Footnote 8 to the Consolidated Financial Statements filed with the Annual Report on Form 10-K for the fiscal year ended July 31, 2009 on pages F-15 through F-20.

We include the SFAS No. 123(R) expense of these shares in the applicable named executive officer’s compensation in the Summary Compensation Table for fiscal years in which they vest.

Executive Benefits.  The named executive officers are eligible for the same level and offering of benefits made available to other full-time employees, including our 401(k) plan, health care plan, life insurance plans and other welfare benefit programs.

Perquisites.  We do not routinely provide any significant perquisites to our named executive officers.

Potential Payments upon Termination or Change-in-Control

With the exception of the employment agreements entered into between the Company and each of our executive officers described in further detail below in the section titled “Employment Agreements,” there are no contracts, agreements, plans or arrangements (written or not) that provide for payments to any named executive officer upon, following or in conjunction with any termination, resignation, severance or retirement of the named executive officer or a change in control of the Company or a change in the named executive officer’s responsibilities following a change in control of the Company.

Employment Agreements

On April 1, 2008, the Company entered into an amended and restated employment agreement with Thomas J. Stallings, our Chief Executive Officer. The amended and restated employment agreement replaced the existing employment agreement between the Company and Mr. Stallings dated August 27, 2007. Mr. Stallings’ employment agreement had an initial term of two years from August 27, 2007 and renewed annually thereafter. Pursuant to his employment agreement, Mr. Stallings was entitled to receive an annual base salary of $400,000, with a performance-related bonus targeted at $400,000 per year based on specific criteria set forth in the employment agreement. Under his employment agreement, Mr. Stallings agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment.

On September 12, 2008 the Company entered into a First Amendment to Mr. Stallings’ employment agreement.  Under the First Amendment, Mr. Stallings was eligible to receive two times his base salary plus two times any target performance-related bonus that would be applicable in the fiscal year in the event of termination of Mr. Stallings’ employment due to his death or long-term disability, by the Company other than for cause or by Mr. Stallings due to an adverse change in his duties.  Mr. Stallings’ employment agreement also provided that, in the event of a “change of control” of the Company, any of Mr. Stallings’ then unvested equity grants would accelerate.

For purposes of Mr. Stallings’ employment agreement, cause means conviction of (or pleading guilty or nolo contendere to) a felony or any misdemeanor involving dishonesty or moral turpitude or the willful and continued failure to substantially perform the executive’s duties with the Company (other than any failure resulting from death, illness or disability) that has, or can reasonably be expected to have, a direct and material adverse monetary effect on the Company. For purposes of the employment agreement, an adverse change in the executive’s duties means a change in his reporting responsibilities, titles, job responsibilities or offices that results in a material diminution of his status, control or authority, the assignment to him of any positions, duties or responsibilities that are materially inconsistent with his positions, duties and responsibilities or status with the Company immediately prior to the change, the requirement by the Company that the executive be based or perform his duties anywhere other than the principal executive offices of the Company, which are located not more than 25 miles from their location upon commencement of the employment agreement or a failure by the Company to provide for the executive’s participation in any employee benefit plans at a level or to an extent that is at least commensurate with that of other executive officers of the Company.

On September 29, 2009, the Company entered into a Second Amended and Restated Employment Agreement (the “Stallings Agreement”) with Mr. Stallings.  The Stallings Agreement is effective until November 1, 2010 and automatically renews each November 1 thereafter unless either party gives a minimum 30 day written notice of non-renewal. Under the Stallings Agreement, Mr. Stallings is eligible to receive two times his base salary plus two times the total target performance-related bonus available in the fiscal year in the event of termination of Mr. Stallings’ employment due to his death or long-term disability, by the Company other than for cause or by Mr. Stallings due to a change of control of the Company or an adverse change in his duties.

The Stallings Agreement also provides that, in the event of a “change of control” of the Company, any of Mr. Stallings’ then unvested equity grants would accelerate.  For these purposes, a “change of control” is a change in the beneficial ownership of the Company’s voting stock pursuant to which:

(1)  any “person,” including a “syndicate” or “group” as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding “Voting Securities,” which is any security that ordinarily possesses the power to vote in the election of the board of directors of a corporation without the happening of any precondition or contingency; or

(2)  the Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation less than 50% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by either the shareholders of the Company immediately prior to such merger or consolidation, or, if a record date has been set to determine the shareholders of the Company entitled to vote on such merger or consolidation, the shareholders of the Company as of such record date; or

(3)  the Company transfers substantially all of its assets to another corporation, other than a corporation of which the Company owns, directly or indirectly, at least 50% of the combined voting power of such corporation’s outstanding voting securities.

On April 1, 2008, the Company entered into an amended and restated employment agreement with Glen E. Shipley, our Chief Financial Officer.  The amended and restated employment agreement replaced the existing employment agreement between the Company and Mr. Shipley dated August 27, 2007.  The amended and restated employment agreement had an initial term of one year from August 27, 2007 and renewed annually thereafter. Pursuant to his employment agreement, Mr. Shipley was entitled to receive an annual base salary of $225,000, with a performance related-bonus targeted at $225,000 per year based on specific criteria as set forth in the employment agreement. Under his employment agreement, Mr. Shipley agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment.

On September 12, 2008 the Company entered into a First Amendment to Mr. Shipley’s employment agreement.  Under the First Amendment, Mr. Shipley was eligible to receive two times his base salary plus two times any target performance-related bonus that would be applicable in the fiscal year in the event of termination of Mr. Shipley’s employment due to his death or long-term disability, by the Company other than for cause or by Mr. Shipley due to an adverse change in his duties. Mr. Shipley’s employment agreement also provided that, in the event of a “change of control” of the Company, any of Mr. Shipley’s then unvested equity grants would accelerate.  For purposes of Mr. Shipley’s employment agreement, the terms change of control, cause and adverse change in duties are defined as described above with respect to Mr. Stallings’ employment agreement.

On September 29, 2009, the Company entered into a Second Amended and Restated Employment Agreement (the “Shipley Agreement”) with Mr. Shipley.  The Shipley Agreement is effective until November 1, 2010 and automatically renews each November 1 thereafter unless either party gives a minimum 30 day written notice of non-renewal. Under the Shipley Agreement, Mr. Shipley is eligible to receive two times his base salary plus two times the total target performance-related bonus available in the fiscal year in the event of termination of Mr. Shipley’s employment due to his death or long-term disability, by the Company other than for cause or by Mr. Shipley due to a change of control of the Company or an adverse change in his duties. For purposes of the Shipley Agreement, the terms change of control, cause and adverse change in duties are defined as described above with respect to Mr. Stallings’ employment agreement.

On April 1, 2008, the Company entered into an amended and restated employment agreement with Mr. Maloney.  The amended and restated employment agreement replaced the existing employment agreement between the Company and Mr. Maloney dated December 1, 2007.  The amended and restated employment agreement had an initial term of one year from December 1, 2007 and renewed annually thereafter. Pursuant to his employment agreement, Mr. Maloney was entitled to receive an annual base salary of $250,000, with a performance related-bonus targeted at $250,000 per year based on specific criteria as set forth in the employment agreement. Under his employment agreement, Mr. Maloney agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment.

Under his employment agreement, Mr. Maloney was eligible to receive 12 months of his base salary plus any target performance-related bonus that would have accrued in the fiscal year in the event of termination of his employment due to his death or long-term disability, by the Company other than for cause or by Mr. Maloney due to an adverse change in his duties, which amount would be paid in accordance with the Company’s then existing standard payroll policies (including payroll deductions) over the 12-month period following such termination. Mr. Maloney’s employment agreement also provided that, in the event of a “change of control” of the Company, any of Mr. Maloney’s then unvested equity grants would accelerate.  For purposes of Mr. Maloney’s employment agreement, the terms change of control, cause and adverse change in duties are defined as described above with respect to Mr. Stallings’ employment agreement.

On September 29, 2009, the Company entered into a Second Amended and Restated Employment Agreement (the “Maloney Agreement”) with Mr. Maloney.  The Maloney Agreement is effective until November 1, 2010 and automatically renews each November 1 thereafter unless either party gives a minimum 30 day written notice of non-renewal. Under the Maloney Agreement, Mr. Maloney is eligible to receive his base salary plus the total target performance-related bonus available in the fiscal year in the event of termination of Mr. Maloney’s employment due to his long-term disability, by the Company other than for cause or by Mr. Maloney due to a change of control of the Company or an adverse change in his duties. For purposes of the Maloney Agreement, the terms change of control, cause and adverse change in duties are defined as described above with respect to Mr. Stallings’ employment agreement.

Outstanding Equity Awards at Fiscal Year End July 31, 2009

The following table provides information on exercisable and unexercisable options held by the named executive officers on July 31, 2009.

Outstanding Equity Awards at Fiscal Year-End July 31, 2009
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
Thomas J. Stallings	300,000			$0.96	12/1/2013
Thomas J. Stallings	75,000			$2.50	12/1/2013
Thomas J. Stallings	100,000			$1.01	10/14/2014
Thomas J. Stallings	66,000			$1.90	8/1/2015
Thomas J. Stallings	100,000			$2.75	11/17/2015
Thomas J. Stallings	100,000			$2.75	11/17/2015
Thomas J. Stallings	100,000			$3.50	9/25/2016
Thomas J. Stallings	112,907	87,093	(2)	$1.68	11/14/2018
Thomas J. Stallings						3,333	$5,799
Glen E. Shipley	200,000			$0.90	11/8/2014
Glen E. Shipley	42,000			$1.90	8/1/2015
Glen E. Shipley	35,000			$3.50	9/25/2016
Glen E. Shipley	56,453	43,547	(2)	$1.68	11/14/2018
Glen E. Shipley						1,667	$2,901
Kevin R. Maloney	158,170	141,830	(1)	$3.35	12/1/2017
Kevin R. Maloney		100,000	(3)	$1.68	11/14/2018

(1)
Stock options granted to Mr. Maloney on December 1, 2007 vest as to 33.33% of the shares on December 1, 2008 and as to 2.77% of the shares on January 1, 2009 and each of the next 22 months thereafter with any remaining unvested options vesting on December 1, 2010.

(2)
Stock options granted to Mr. Stallings and Mr. Shipley on November 14, 2008 vest as to 33.33% of the shares on November 14, 2008 and as to 2.89% of the shares on December 14, 2008 and each of the next 22 months thereafter with any remaining unvested options vesting on November 14, 2010.

(3)
Stock options granted to Mr. Maloney on November 14, 2008 vest as to 33.33% of the shares on November 14, 2009 and as to 2.77% of the shares on December 14, 2009 and each of the next 22 months thereafter with any remaining unvested options vesting on November 14, 2011.

(4)	Market value based on multiplying the number of unvested, restricted shares by the market price for the Company’s class A common stock on July 31, 2009 of $1.74.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended July 31, 2009.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has also discussed with Friedman LLP, the Company’s independent registered public accounting firm for the fiscal year ended July 31, 2009, matters relating to the auditors’ judgments about the acceptability, as well as the quality, of the Company’s accounting principles, as applied in its financial reporting as required by Statement on Auditing Standards No. 61, Communications with Audit Committees. Friedman LLP has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence. The Audit Committee received the written disclosures and letter from Friedman LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Friedman LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Friedman LLP its independence.

Based on the Audit Committee’s review and discussion referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2009.

Audit Committee
Paul D. Lapides (Chairman)
Richard J. Berman
Donald R. Harkleroad

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the foregoing report shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee reviews and approves transactions and business arrangements with businesses and other organizations in which any of our directors, executive officers, or nominees for director, or their immediate families, or a greater than 5% owner of our stock, may also be a director, executive officer, or investor, or have some other direct or indirect material interest, which we refer to in this discussion as “related-party transactions.” If a related-party transaction subject to review directly or indirectly involves a member of the Audit Committee (or an immediate family member), the remaining Audit Committee members will conduct the review. To receive Audit Committee approval, related-party transactions must have a business purpose for the Company and be on terms that are fair and reasonable to the Company and as favorable to the Company as would be available from non-related entities in comparable transactions.

There were no related-party transactions during the fiscal year ended July 31, 2009.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Vice President of Finance, financial managers and any persons performing similar finance and accounting functions. The Company has posted the Code of Ethics in the Corporate Governance section of its web site at www.easylink.com by following the links for “Investor Relations,” “Corporate Governance” and “Code of Ethics.” If, in the future, the Company amends, modifies or waives a provision in the Code of Ethics, it may, rather than filing a current report on Form 8-K, satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting such information on the Company’s web site as necessary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and stockholders owning more than 10% of the Company’s class A common stock, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and such stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file pursuant to these requirements. Based solely on the Company’s review of the copies of such forms that it has received, or written representations from reporting persons, the Company believes that during the fiscal year ended July 31, 2009, all executive officers and directors of the Company and such stockholders complied with all applicable filing requirements on a timely basis, with the exceptions that Mr. Stallings was late in filing a Form 4 to report a stock option grant that was received in November 2008 and Mr. Maloney was late in filing a Form 4 in connection with a stock purchase in December 2008.

FORM 10-K EXHIBITS

The Company has included with this Proxy Statement a copy of its Form 10-K which is part of the Annual Report for the fiscal year ended July 31, 2009, including the financial statements, schedules and list of exhibits. The Company will mail without charge, upon written request, a copy of its Form 10-K exhibits. Requests should be sent to EasyLink Services International Corporation, 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092. They are also available, free of charge, at the SEC’s web site, www.sec.gov.

OTHER MATTERS

The Company knows of no other matter to be submitted to the stockholders for approval at the Annual Meeting. If any other matter properly comes before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are, therefore, urged to mark, sign and date the accompanying proxy card and return it to the Company in the postage-prepaid envelope enclosed for that purpose or vote over the internet as promptly as possible.

FOR THE BOARD OF DIRECTORS OF
EASYLINK SERVICES INTERNATIONAL
CORPORATION

Glen E. Shipley
Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

EASYLINK SERVICES INTERNATIONAL CORPORATION

January 7, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://ir.easylink.com/annual-proxy.cfm

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730000000000001000 4 010710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the following Nominees as Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The shares represented by this Proxy Card will be voted as directed by the undersigned stockholders. If no direction is given when the duly executed Proxy Card is returned, such shares will be voted "FOR" all nominees in Proposal 1 and "FOR" Proposal 2, and, in accordance with the judgment of the proxies, for or against any other matter that may properly come before the Annual Meeting and any postponement or adjournment thereof.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

EASYLINK SERVICES INTERNATIONAL CORPORATION

January 7, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://ir.easylink.com/annual-proxy.cfm

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000001000 4 010710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the following Nominees as Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The shares represented by this Proxy Card will be voted as directed by the undersigned stockholders. If no direction is given when the duly executed Proxy Card is returned, such shares will be voted "FOR" all nominees in Proposal 1 and "FOR" Proposal 2, and, in accordance with the judgment of the proxies, for or against any other matter that may properly come before the Annual Meeting and any postponement or adjournment thereof.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

EASYLINK SERVICES INTERNATIONAL CORPORATION

6025 The Corners Parkway
Suite 100
Norcross, Georgia 30092

Solicited on Behalf of the Board of Directors

As an alternative to completing this form, you may enter your vote instruction via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned stockholder of EasyLink Services International Corporation (the "Company") hereby revokes all prior proxies and hereby appoints each of Thomas J. Stallings and Glen E. Shipley as a proxy for the undersigned, each with full power of substitution, to vote all shares of the stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held on Thursday, January 7, 2010 at 10:00 a.m., Eastern Time, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as designated on the reverse side hereof and in their discretion as to other matters.

(Continued and to be signed on the reverse side.)

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